PROSPECTUS

FRANKLIN
CALIFORNIA
TAX-FREE TRUST

NOVEMBER 1, 1998  AS AMENDED JUNE 21, 1999

INVESTMENT STRATEGY
TAX-FREE INCOME

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

An investment in the Money Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable $1 share price.

The Money Fund may invest a significant percentage of its assets in the securities of a single issuer. Thus, an investment in the Money Fund may involve more risk than an investment in other types of money market funds.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FRANKLIN CALIFORNIA TAX-FREE TRUST

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary ............................................     2
Financial Highlights .......................................     4
How Do the Funds Invest Their Assets? ......................     7
What Are the Risks of Investing in the Funds? ..............    12
Who Manages the Funds? .....................................    14
How Taxation Affects the Funds and Their Shareholders.......    18
How Is the Trust Organized? ................................    21

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .......................................    22
May I Exchange Shares for Shares of Another Fund? ..........    30
How Do I Sell Shares? ......................................    34
What Distributions Might I Receive From the Funds? .........    37
Transaction Procedures and Special Requirements ............    39
Services to Help You Manage Your Account ...................    43
What If I Have Questions About My Account? .................    46

GLOSSARY

Useful Terms and Definitions................................    46


FRANKLIN
CALIFORNIA
TAX-FREE
TRUST

November 1, 1998
as amended June 21, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


P.O. Box 997151
Sacramento, CA
95899-9983

1-800/DIAL BEN(R)

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended June 30, 1998. Each fund's actual expenses may vary.

                                       Insured     Insured
                                        Fund -     Fund -   Intermediate   Money
                                       Class A1    Class C1     Fund        Fund

A.    SHAREHOLDER TRANSACTION EXPENSES+

      Maximum Sales Charge (as a
       percentage of Offering Price)    4.25%       1.99%      2.25%       None
        Paid at time of purchase        4.25%++     1.00%+++   2.25%++     None
        Paid at redemption.....         None++++    0.99%++++  None++++    None
      Exchange Fee (per transaction)    None        None       None        None*

B.    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fees..........          0.47%      0.47%      0.60%**     0.49%
      Rule 12b-1 Fees..........          0.09%***   0.65%***   0.10%***    None
      Other Expenses...........          0.04%      0.04%      0.08%       0.11%
                                         ---------------------------------------
      Total Fund Operating Expenses      0.60%      1.16%      0.78%**     0.60%
                                      ==========================================

C.    EXAMPLE

Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                            1 YEAR       3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------

  Insured Fund - Class A .    $48****      $61       $75       $114
  Insured Fund - Class C .    $32          $46       $73       $149
  Intermediate Fund ......    $30****      $47       $65       $117
  Money Fund .............    $ 6          $19       $33       $ 75

For the same Class C investment in the Insured Fund, you would pay projected expenses of $22 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each fund and are not directly charged to your account.

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class A shares.
+++Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "How Do I Buy Shares? - Choosing a Share Class - Insured Fund Only." ++++A Contingent Deferred Sales Charge may apply to any Class C purchase if you sell the shares within 18 months and to Class A purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*There is a $5.00 fee charged by Investor Services for exchanges by Market
Timers.
**For the period shown, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.34% and total operating expenses were 0.52%.
***These fees may not exceed 0.10% for the Intermediate Fund and Class A of the Insured Fund. For Class C of the Insured Fund, these fees may not exceed 0.65%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.



INSURED FUND

                                                                         CLASS A
                                                                   YEAR ENDED JUNE 30,
                                   1998   1997     1996     1995     1994     1993    1992     1991     1990     1989
                                 --------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year                $12.22  $12.01   $11.95   $11.74   $12.30   $11.67  $11.26   $11.17   $11.27   $10.53
                                 --------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income               .64    .66      .67      .68      .68      .69     .70      .74      .74      .74
 Net realized and
unrealized gains (losses)            .37    .21      .06      .20     (.56)     .64     .46      .09     (.10)     .71
                                 --------------------------------------------------------------------------------------
Total from investment
operations                          1.01    .87      .73      .88      .12     1.33    1.16      .83      .64     1.45
                                 --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.64)  (.66)    (.67)    (.67)    (.68)    (.70)   (.75)    (.74)    (.74)    (.71)
 Net realized gains                 (.12)  -        -        -        -        -       -        -        -        -
                                 --------------------------------------------------------------------------------------
Total distributions                 (.76)  (.66)    (.67)    (.67)    (.68)    (.70)   (.75)    (.74)    (.74)    (.71)
                                 --------------------------------------------------------------------------------------
Net asset value, end of year      $12.47 $12.22   $12.01   $11.95   $11.74   $12.30  $11.67   $11.26   $11.17   $11.27
                                 ======================================================================================
Total return+                       8.38%  7.41%    6.18%    7.80%     .67%   11.47%  10.32%    7.45%    5.59%   13.97%

Ratios/supplemental data
Net assets, end of year
(millions)                       $1,717   $1,636  $1,589   $1,468   $1,451   $1,364   $968      $472     $307    $248
Ratios to average net assets:
 Expenses                            .60%   .60%     .60%     .59%     .54%     .53%    .55%     .57%     .59%     .61%
 Net investment income              5.11%  5.41%    5.50%    5.77%    5.53%    5.82%   6.16%    6.48%    6.63%    6.79%
Portfolio turnover rate            21.66% 20.40%   14.22%   11.85%    6.98%    8.28%   3.50%    4.20%   10.41%   28.56%

                                                                    CLASS C
                                                              YEAR ENDED JUNE 30,
                                               1998          1997         1996       1995***
                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year            $12.29        $12.07       $11.99     $11.88
                                            -------------------------------------------------
Income from investment operations:
 Net investment income                           .58           .59          .60        .11
 Net realized and unrealized gains               .37           .22          .08        .10
                                            -------------------------------------------------
Total from investment operations                 .95           .81          .68        .21
                                            -------------------------------------------------
Less distributions from:
 Net investment income                          (.57)         (.59)        (.60)      (.10)
 Net realized gains                             (.12)         -            -          -
                                            -------------------------------------------------
Total distributions                             (.69)         (.59)        (.60)      (.10)
                                            -------------------------------------------------
Net asset value, end of year                  $12.55        $12.29       $12.07     $11.99
                                            =================================================

Total return+                                   7.80%         6.86%        5.70%      1.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)             $55,371        $34,899       $18,458      $507
Ratios to average net assets:
 Expenses                                       1.16%         1.16%        1.17%      1.17%*
 Net investment income                          4.55%         4.81%        4.96%      5.03%*
Portfolio turnover rate                        21.66%        20.40%       14.22%     11.85%


INTERMEDIATE FUND

                                                                   YEAR ENDED JUNE 30,
                                                -------------------------------------------------------
                                                   1998     1997     1996     1995    1994    1993**
                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                $10.93   $10.67   $10.38   $10.20  $10.55   $10.00
                                                -------------------------------------------------------
Income from investment operations:
 Net investment income                               .53      .53      .53      .54     .54      .29
 Net realized and unrealized gains (losses)          .31      .26      .29      .17    (.36)     .55
                                                -------------------------------------------------------
Total from investment operations                     .84      .79      .82      .71     .18      .84
                                                -------------------------------------------------------
Less distributions from net investment income       (.53)    (.53)    (.53)    (.53)   (.53)    (.29)
                                              ---------------------------------------------------------
Net asset value, end of year                      $11.24   $10.93   $10.67   $10.38  $10.20   $10.55
                                                =======================================================

Total return+                                       7.76%    7.58%    7.96%    7.19%   1.65%   10.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)                  $156     $118     $101      $89      $94     $43
Ratios to average net assets:
 Expenses                                            .52%     .47%     .45%     .33%    .25%     .09%*
 Expenses excluding waiver
 and payments by affiliate                           .78%     .80%     .81%     .83%    .80%     .95%*
 Net investment income                              4.76%    4.96%    4.99%    5.34%   5.11%    4.73%*
Portfolio turnover rate                             9.58%    6.29%   10.13%   10.90%  14.95%     .08%

MONEY FUND

                                                                   YEAR ENDED JUNE 30,
                                   1998   1997     1996     1995     1994     1993    1992     1991     1990     1989
                                 --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year                  $1.00  $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
                                 --------------------------------------------------------------------------------------
Net investment income                .03    .03      .03      .03      .02      .02     .03      .05      .06      .06
Less distributions from
net investment income               (.03)  (.03)    (.03)    (.03)    (.02)    (.02)   (.03)    (.05)    (.06)    (.06)
                                 --------------------------------------------------------------------------------------
Net asset value, end of year       $1.00  $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
                                 ======================================================================================

Total return+                       2.85%  2.85%    2.85%    2.94%    1.83%    2.08%   3.17%    4.58%    5.61%    5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)  $657    $640    $598     $642     $754     $653     $759    $954   $1,039     $807
Ratios to average net assets:
 Expenses                            .60%   .60%     .63%     .64%     .61%     .62%    .60%     .57%     .55%     .55%
 Net investment income              2.82%  2.83%    2.83%    2.88%    1.82%    2.07%   3.14%    4.47%    5.36%    5.57%

*ANNUALIZED.
**FOR THE PERIOD SEPTEMBER 21, 1992 (EFFECTIVE DATE) TO JUNE 30, 1993. ***FOR THE PERIOD MAY 1, 1995 (EFFECTIVE DATE) TO JUNE 30, 1995.
+TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED. BEFORE MAY 1, 1994, THE INSURED FUND'S DIVIDENDS FROM NET INVESTMENT INCOME WERE REINVESTED AT THE OFFERING PRICE.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

                        CALIFORNIA             CALIFORNIA TAX-EXEMPT
CALIFORNIA INSURED      INTERMEDIATE-TERM      MONEY FUND
TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
GOAL: High current      GOAL: High current     GOAL: High current
tax-free income for     tax-free income for    tax-free income for
California residents.   California residents.  California residents
                                               while trying to
STRATEGY: Invests       STRATEGY: Invests in   maintain a stable $1
primarily in municipal  investment grade       share price.
securities covered by   municipal securities
insurance guaranteeing  whose interest is      STRATEGY: Invests in
the timely payment of   free from federal and  high-quality,
principal and interest  California personal    short-term municipal
and whose interest is   income taxes and       securities whose
free from federal and   maintains a            interest is free from
California personal     dollar-weighted        federal and
income taxes.           average portfolio      California personal
                        maturity of three to   income taxes.
                        10 years.

WHAT IS THE MANAGER'S APPROACH?

The funds' investment manager tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer. The manager may also consider the cost of insurance when selecting securities for the Insured Fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when it believes doing so could help the fund meet its goal.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California personal income taxes. Each fund's level of risk and potential reward depends on the quality and maturity of its investments.

The Money Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to maintain its $1 share price. Unlike the Money Fund, the share price of the Insured and Intermediate funds fluctuates. With their broader range of investments, the Insured and Intermediate funds have the potential for higher yields, but also carry a higher degree of risk. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval. The Money Fund also seeks liquidity in its investments and tries to maintain a stable Net Asset Value of $1 per share.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

MUNICIPAL SECURITIES generally pay interest free from federal income tax. Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions ("California municipal securities"), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the U.S. Virgin Islands, also generally pay interest free from California personal income taxes for California residents.

Each fund normally invests:

o at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental). Each fund applies this test to its net assets, except for the Intermediate Fund, which applies the test to its total assets;

o at least 80% of its net assets in securities that pay interest free from California personal income taxes, although each fund tries to invest all of its assets in these securities (this policy is also fundamental and does not apply to the Intermediate Fund). The Intermediate Fund normally invests at least 65% of its total assets in securities that pay interest free from California personal income taxes, although it tries to invest all of its assets in these securities; and

o  at least 65% of its total assets in California municipal securities.

While each fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that a fund may have a significant amount of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o The Insured Fund invests at least 65% of its total assets in insured municipal securities. The fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or the fund's shares or distributions, and shares of the fund are not insured.

   The Insured Fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that the manager believes are comparable in quality; or (iii) top rated short-term, tax-exempt securities, pending investment in longer-term municipal securities. The fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

o The Intermediate Fund only buys investment grade securities or unrated securities that the manager believes are comparable.

o The Money Fund only buys securities that the manager determines present minimal credit risks and that are rated in one of the top two ratings or that are comparable unrated securities in the manager's opinion.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The Insured Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

o The Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years.

o The Money Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

o The Insured Fund may invest in top rated variable and floating rate securities.

o The Intermediate Fund may invest in investment grade variable and floating rate securities.

o The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the fund's goal of maintaining a stable share price.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than California, or by a U.S. territory such as Guam, Puerto Rico or the U.S. Virgin Islands; (ii) high quality commercial paper; or (iii) securities issued or guaranteed by the full faith and credit of the U.S. government. During these times, the Money Fund may also invest in obligations of U.S. banks with assets of $1 billion or more.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The Intermediate Fund is a non-diversified fund, although it intends to meet certain diversification requirements for tax purposes. The Insured and Money funds are diversified. Each fund may, however, invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in the fund. The Money Fund, however, tries to maintain a stable share price of $1, although there is no assurance that the Money Fund will be able to do so.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price. The Money Fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security. At any time, a fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

CALIFORNIA RISKS. Since the funds invest heavily in California municipal securities, events in California are likely to affect a fund's investments and its performance. These events may include:

o     economic or political policy changes;

o     tax base erosion;

o     state constitutional limits on tax increases;

o     budget deficits and other financial difficulties; and

o     changes in the ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time.

U.S. TERRITORIES RISKS. Each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the U.S. Virgin Islands. As with California municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making extensive efforts, however, to contact the issuers of municipal securities held by the fund to try to assess their Year 2000 readiness.

If an issuer in which a fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of a fund's distributions and a fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see "Year 2000 Issue" under "Who Manages the Funds?" for more information.

FOR MORE INFORMATION ABOUT THE FUNDS' RISKS. The funds' SAI also has information about each fund's investment policies and risks, including specific information on California's economy and financial strength. Please see "How Do the Funds Invest Their Assets?" and "What Are the Risks of Investing in the Funds?" in the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors the Insured Fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages each fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $216 billion in assets, including more than $51 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Executive Vice President of Franklin Advisers, Inc.

Mr. Kenny has been an analyst or portfolio manager for the Intermediate Fund since inception and the Insured and Money funds since 1987. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Carrie Higgins
Portfolio Manager of Franklin Advisers, Inc.

Ms. Higgins has been an analyst or portfolio manager for the Money Fund since 1992. She holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

John Pomeroy
Vice President of Franklin Advisers, Inc.

Mr. Pomeroy has been an analyst or portfolio manager for the Money Fund since 1989. He holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Bernard Schroer
Senior Vice President of Franklin Advisers, Inc.

Mr. Schroer has been an analyst or portfolio manager for the Insured Fund since 1987 and the Intermediate Fund since inception. He holds a Bachelor of Arts degree in Finance from Santa Clara University. He has been with the Franklin Templeton Group since 1987. He is a member of several securities industry-related committees and associations.

John Wiley
Vice President of Franklin Advisers, Inc.

Mr. Wiley has been an analyst or portfolio manager for the Insured Fund since 1991 and the Intermediate Fund since inception. He holds a Master of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended June 30, 1998, management fees paid to the manager and total operating expenses, as a percentage of average net assets, were as follows:

                                                            TOTAL
                                     MANAGEMENT           OPERATING
                                        FEES              EXPENSES

Insured Fund - Class A.........         0.47%               0.60%
Insured Fund - Class C ........         0.47%               1.16%
Intermediate Fund .............         0.34%*              0.52%*
Money Fund ....................         0.49%               0.60%

*Management fees, before any advance waiver, totaled 0.60% and total operating expenses were 0.78%. Under an agreement by the manager to limit its fees, the Intermediate Fund paid the management fees and total operating expenses shown. The manager may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended June 30, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                             ADMINISTRATION
                                  FEES

Insured Fund  ............        0.11%
Intermediate Fund  .......        0.15%
Money Fund ...............        0.14%

These fees are paid by the manager. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The funds' manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and the manager may have no control.

THE RULE 12B-1 PLANS

The Intermediate Fund and each class of the Insured Fund have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Intermediate Fund under its plan may not exceed 0.10% per year of the fund's average daily net assets. Payments by the Insured Fund under its Class A plan also may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under its Class C plan, the Insured Fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The Insured Fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under its Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND  HOW DO THE FUNDS EARN INCOME AND
THEIR SHAREHOLDERS                  GAINS?

TAXATION OF THE FUNDS'              Each fund earns interest and
Investments. Each fund invests      other income (the fund's
your money in the municipal and     "income") on its investments.
other securities described in the   When a fund sells a security for
section "How Do the Funds Invest    a price that is higher than it
Their Assets?" Special tax rules    paid, it has a gain. When a fund
may apply when determining the      sells a security for a price
income and gains that each fund     that is lower than it paid, it
earns on its investments. These     has a loss.
rules may, in turn, affect the
amount of distributions that a      If a fund has held the security
fund pays to you. These special     for more than one year, the gain
tax rules are discussed in the SAI. or loss will be a long-term capital gain or loss. If a fund
TAXATION OF THE FUNDS. As a         has held the security for one
regulated investment company, each  year or less, the gain or loss
fund generally pays no federal      will be a short-term capital
income tax on the income and gains  gain or loss. A fund's gains and
that it distributes to you.         losses are netted together, and,
                                    if the fund has a net gain (the
                                    fund's "gains"), that gain will
                                    generally be distributed
                                    to you.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions made to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from the regular federal income tax, are a preference item when determining your alternative minimum tax.

The fund will send you a statement  WHAT IS A DISTRIBUTION?
in January of the current year
that reflects the amount of         As a shareholder, you will
exempt-interest dividends,          receive your share of a fund's
ordinary dividends, capital gain    income and gains on its
distributions, interest income      investments. A fund's interest
that is a tax preference item       income on municipal securities
under the alternative minimum tax   is paid to you as
and non-taxable distributions you   exempt-interest dividends. A
received from the fund in the       fund's ordinary income and
prior year. This statement will     short-term capital gains are
include distributions declared in   paid to you as ordinary
December and paid to you in         dividends. A fund's long-term
January of the current year, but    capital gains are paid to you as
which are taxable as if paid on     capital gain distributions. If a
December 31 of the prior year. The  fund pays you an amount in
IRS requires you to report these    excess of its income and gains,
amounts on your income tax return   this excess will generally be
for the prior year.                 treated as a non-taxable
                                    distribution. These amounts,
                                    taken together, are what we call
                                    a fund's distributions to you.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you   WHAT IS A REDEMPTION?
redeem your shares or if you
exchange your shares in the funds   A redemption is a sale by you to
for shares in another Franklin      the fund of some or all of your
Templeton Fund, you will generally  shares in the fund. The price
have a gain or loss that the IRS    per share
requires you to report on your      you receive when you redeem fund
income tax return. If you exchange  shares may be more or less than
fund shares held for 90 days or     the price at which you purchased
less and pay no sales charge, or a  those shares. An exchange of
reduced sales charge, for the new   shares in the fund for shares of
shares, all or a portion of the     another Franklin Templeton Fund
sales charge you paid on the        is treated as a redemption of
purchase of the shares you          fund shares and then a purchase
exchanged is not included in their  of shares of the other fund.
cost for purposes of computing      When you redeem or exchange your
gain or loss on the exchange. If    shares, you will generally have
you hold your shares for six        a gain or loss, depending upon
months or less, any loss you have   whether the amount you receive
will be disallowed to the extent    for your shares is more or less
of any exempt-interest dividends    than your cost or other basis in
paid on your shares. Any such loss  the shares. Please call Fund
not disallowed will be treated as   Information for a free Tax
a long-term capital loss to the     Information Handbook if you need
extent of any long-term capital     more information on calculating
gain distributions paid on your     the gain or loss on the
shares. All or a portion of any     redemption or exchange of your
loss on the redemption or exchange  shares.
of your shares will be disallowed
by the IRS if you buy other shares
in the fund within 30 days before
or after your redemption or
exchange. Because the Money Fund
expects to maintain a $1.00 Net
Asset Value per share, you should
not have any gain or loss on the
redemption or exchange of Money
Fund shares.

CALIFORNIA STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on California municipal securities will generally be exempt from California state personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also generally be exempt from California state personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment. Corporate taxpayers subject to the California state franchise tax are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund.

BACKUP WITHHOLDING. When you open   WHAT IS A BACKUP WITHHOLDING?
an account, IRS regulations
require that you provide your       Backup withholding occurs when a
taxpayer identification number      fund is required to withhold and
("TIN"), certify that it is         pay over to the IRS 31% of your
correct, and certify that you are   distributions and redemption
not subject to backup withholding   proceeds. You can avoid backup
under IRS rules. If you fail to     withholding by providing the
provide a correct TIN or the        fund with your TIN, and by
proper tax certifications, the IRS  completing the tax
requires the fund to withhold 31%   certifications on your
of all the distributions            shareholder application that you
(including ordinary dividends and   were asked to sign when you
capital gain distributions), and    opened your account. However, if
redemption proceeds paid to you.    the IRS instructs the fund to
The fund is also required to begin begin backup withholding, it is backup withholding on your account required to do so even if you
if the IRS instructs the fund to    provided the fund with your TIN
do so. The fund reserves the right  and these tax certifications,
not to open your account, or,       and backup withholding will
alternatively, to redeem your       remain in place until the fund
shares at the current Net Asset     is instructed by the IRS that it
Value, less any taxes withheld, if  is no longer required.
you fail to provide a correct TIN,
fail to provide the proper tax
certifications, or the IRS
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, INTEREST INCOME THAT IS A TAX PREFERENCE ITEM AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of Franklin California Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on July 18, 1985, and is registered with the SEC. The Insured Fund offers two classes of shares:
Franklin California Insured Tax-Free Income Fund - Class A and Franklin California Insured Tax-Free Income Fund - Class C. All shares of the Insured Fund outstanding before the offering of Class C shares, and all shares of the Intermediate and Money funds, are considered Class A shares. Additional series and classes of shares may be offered in the future.

Shares of each class of the Insured Fund represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE INSURED AND INTERMEDIATE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

o     To open a regular account...............................$1,000
o     To open a custodial account for a minor
      (an UGMA/UTMA account).................................. $ 100
o     To open an account with an automatic investment plan.... $  50
o     To add to an account.................................... $  50

      For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

      We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. FOR THE INSURED FUND, PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

METHOD                   STEPS TO FOLLOW
----------------------------------------------------------------------

BY MAIL                  For an initial investment:

                           Return the application to the fund with
                           your check made payable to the fund. For an investment in the Money Fund you may also send a Federal Reserve draft or negotiable bank draft, but instruments drawn on other investment companies may not be accepted.

                         For additional investments:

                           Send a check made payable to the fund.
                           Please include your account number on the check. If you are a Money Fund shareholder, you may also use the deposit slips included with your monthly statement or checkbook (if you have requested one).

----------------------------------------------------------------------
BY WIRE                  1. Call Shareholder Services or, if that
                            number is busy, call 1-650/312-2000
                            collect, to receive a wire control
                            number. You need a new wire control
                            number every time you wire money into
                            your account. If you do not have a
                            currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                         2. For the Insured and Intermediate funds,
                            we will provide wire instructions when
                            you call. If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day. For the Money Fund, wire the funds to Bank of America, ABA routing number 121000358, for credit to Franklin California Tax-Exempt Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

                         3. For an initial investment you must also
                            return your signed shareholder
                            application to the fund.

----------------------------------------------------------------------
THROUGH YOUR DEALER      Call your investment representative
----------------------------------------------------------------------

You may buy shares of the Money Fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the fund or any bank.

If the Money Fund receives your order in proper form before 3:00 p.m. Pacific time, we will credit the purchase to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Money Fund generally cannot invest money received from you until it is converted into and is available to the fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the fund on arbitrage rebate calculations.

CHOOSING A SHARE CLASS - INSURED FUND ONLY

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class A shares may be more attractive for long-term investors or investors who qualify to buy Class A shares at a reduced sales charge. Your financial representative can help you decide.

CLASS A                             CLASS C
----------------------------------------------------------------------
o  Higher front-end sales        o     Lower front-end sales
   charges than Class C shares.        charges than Class A shares
   There are several ways to
   reduce these charges, as
   described below. There is no
   front-end sales charge for
   purchases of $1 million or
   more.*

o  Contingent Deferred Sales     o     Contingent Deferred Sales
   Charge on purchases of $1           Charge on purchases sold
   million or more sold within one     within 18 months
   year

o  Lower annual expenses than    o     Higher annual expenses
   Class C shares                      than Class A shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class A shares. You may accumulate more than $1 million in Class C shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class A shares through a Letter of Intent.

INSURED AND INTERMEDIATE FUNDS

The rest of the "How Do I Buy Shares?" section of this prospectus only applies to the Insured and Intermediate funds.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase.

                                    TOTAL SALES CHARGE      AMOUNT PAID TO
                                    AS A PERCENTAGE OF        DEALER AS A
AMOUNT OF PURCHASE                OFFERING   NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE                  PRICE     INVESTED      OFFERING PRICE

INSURED FUND - CLASS A

Under $100,000 ................     4.25%      4.44%            4.00%
$100,000 but less than $250,000     3.50%      3.63%            3.25%
$250,000 but less than $500,000     2.50%      2.56%            2.25%
$500,000 but less than $1,000,000   2.00%      2.04%            1.85%
$1,000,000 or more*............     None       None             None

INSURED FUND - CLASS C

Under $1,000,000*..............     1.00%      1.01%            1.00%

                                    TOTAL SALES CHARGE     AMOUNT PAID TO
                                    AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE                 OFFERING   NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                   PRICE     INVESTED     OFFERING PRICE

INTERMEDIATE FUND

Under $100,000.................      2.25%      2.30%           2.00%
$100,000 but less than $250,000      1.75%      1.78%           1.50%
$250,000 but less than $500,000      1.25%      1.26%           1.00%
$500,000 but less than $1,000,000    1.00%      1.01%           0.85%
$1,000,000 or more*............      None       None            None

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class C shares are limited to purchases below $1 million. Please see "Choosing a Share Class - Insured Fund Only."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - Class A Only. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - Class A Only. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class A Only. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

    If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

    Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

    This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

3.  Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2.   An Eligible Governmental Authority

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.  Class C purchases - up to 1% of the purchase price.

2. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class C shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class C shares.

METHOD                              STEPS TO FOLLOW
----------------------------------------------------------------------

BY MAIL                             1. Send us signed written
                                        instructions

                                    2. Include any outstanding share
                                        certificates for the shares
                                        you want to exchange

----------------------------------------------------------------------
BY PHONE                            Call Shareholder Services or
                                    TeleFACTS(R)

                                    -   If you do not want the
                                        ability to exchange by phone
                                        to apply to your account,
                                        please let us know.

----------------------------------------------------------------------
THROUGH YOUR DEALER                 Call your investment
                                    representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

If you are exchanging shares of the Money Fund, you will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Money Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.

For the Insured and Intermediate funds, you generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class C shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o You may only exchange shares within the same class, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o For the Money Fund, your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00 by Investor Services. Currently, none of the funds, except the Money Fund, allow investments by Market Timers. Some of the other funds in the Franklin Templeton Funds also may not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of a fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.



METHOD                              STEPS TO FOLLOW

----------------------------------------------------------------------
BY CHECK -                          1. You may request redemption
MONEY FUND ONLY                     drafts (checks) free of charge
(Only available if there are no     on the shareholder application
outstanding share certificates for  or by calling TeleFACTS(R).
your account)
                                    2. You may make checks payable
                                    to any person and in any amount
                                    of $100 or more. You will
                                    continue to earn daily income
                                    dividends until the check has
                                    cleared. Please see "More
                                    Information About Selling Your
                                    Shares By Check" below.

----------------------------------------------------------------------
BY MAIL 1.Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                                    o The name, address and
                                      telephone number of the bank
                                      where you want the proceeds sent

                                    o Your bank account number

                                    o The Federal Reserve ABA
                                      routing number

                                    o If you are using a savings and
                                      loan or credit union, the name
                                      of the corresponding bank and
                                      the account number

                                    If you are a Money Fund
                                    shareholder, you may also
                                    request to have your Money Fund
                                    redemption proceeds wired to a
                                    bank account by completing the
                                    "Wire Redemption Privilege"
                                    section of the Money Fund
                                    shareholder application and
                                    sending it to us.

                                    2. Include any outstanding share
                                    certificates for the shares you
                                    are selling

                                    3. Provide a signature guarantee
                                    if required

                                    4. Corporate, partnership and
                                    trust accounts may need to send
                                    additional documents. Accounts
                                    under court jurisdiction may
                                    have other requirements.

----------------------------------------------------------------------
BY PHONE                            Call Shareholder Services. If
                                    you would like your redemption
                                    proceeds wired to a bank
                                    account, other than an escrow
                                    account, you must first sign up
                                    for the wire feature. To sign
                                    up, send us written
                                    instructions, with a signature
                                    guarantee. To avoid any delay in
                                    processing, the instructions
                                    should include the items listed
                                    in "By Mail" above. If you are a
                                    Money Fund shareholder, you may
                                    also sign up by completing the
                                    "Wire Redemption Privilege"
                                    section of the Money Fund
                                    shareholder application and
                                    sending it to us.

                                    Telephone requests will be
                                    accepted:

                                    o If the request is $100,000 or
                                      less. Institutional accounts may
                                      exceed $100,000 by completing a
                                      separate agreement. Call
                                      Institutional Services to
                                      receive a copy.

                                    o If there are no share
                                      certificates issued for the
                                      shares you want to sell or you
                                      have already returned them to
                                      the fund

                                    o Unless the address on your
                                      account was changed by phone
                                      within the last 15 days

                                    - If you do not want the ability
                                    to redeem by phone to apply to
                                    your account, please let us know.

----------------------------------------------------------------------
THROUGH YOUR DEALER                 Call your investment
                                    representative
----------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time for the Insured and Intermediate funds or before 3:00 p.m. Pacific time for the Money Fund, your wire payment will be sent the next business day. For requests received in proper form after these deadlines, the payment will be sent the second business day. You may also have Money Fund redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time. By offering these services to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK - MONEY FUND ONLY

If you want the convenience of check access to your Money Fund account, order your checks from the Money Fund, free of charge, as described above. For security reasons and reasons related to check processing systems that require checks to be a certain size and printed with specific encoding formats, the Money Fund can only accept checks ordered from the Money Fund. The Money Fund cannot be responsible for any check not ordered from the Money Fund that is returned unpaid to a payee.

The checks are drawn through Bank of America NT & SA (the "Bank"). The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Money Fund account into a certified or cashier's check by presenting it at the Bank. Because the Money Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

CONTINGENT DEFERRED SALES CHARGE

Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Money Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Money Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Money Fund does not count towards the completion of any Contingency Period.

For purchases of the Intermediate Fund and Class A shares of the Insured Fund, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Redemptions by a fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class A shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class C shares, $1,200 may be redeemed annually free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

MONEY FUND

The fund typically pays income dividends each day that its Net Asset Value is calculated. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares.

The amount of these dividends will vary, depending on changes in the fund's net investment income, and there is no guarantee the fund will pay dividends. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY AMOUNT OF DIVIDENDS OR RETURN ON AN INVESTMENT IN ITS SHARES.

DIVIDEND OPTIONS. You may reinvest your dividends in the fund or in the same share class of another Franklin Templeton Fund, without any sales charges. You can also have your dividends deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Please indicate on your application the dividend option you have chosen, otherwise we will automatically reinvest your dividends in the fund. If you choose not to reinvest your dividends in the fund, the fund will distribute dividends paid during the month as directed on the last business day of each month.

To change your dividend option, please notify us by mail or phone and allow at least seven days for the new option to be processed. To send your dividends to another person or to a bank account, please send written instructions with a signature guarantee.

INSURED AND INTERMEDIATE FUNDS

These funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before a fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS. You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. For the Insured and Intermediate funds, we determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. For the Money Fund, we determine the Net Asset Value per share at 3:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

To calculate Net Asset Value per share of each fund, the assets of each fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

For the Insured Fund, the Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o     Your name,

o     The fund's name,

o     The class of shares,

o     A description of the request,

o     For exchanges, the name of the fund you are exchanging into,

o     Your account number,

o     The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)    You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)    We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED
----------------------------------------------------------------------

CORPORATION           Corporate Resolution

----------------------------------------------------------------------
PARTNERSHIP           1. The pages from the partnership agreement
                      that identify the general partners, or

                      2. A certification for a partnership agreement

----------------------------------------------------------------------
TRUST 1. The pages from the trust document that identify the trustees, or

                      2. A certification for trust
----------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Insured and Intermediate funds' shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to a fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan in the Insured or Intermediate Fund, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. If you would like to establish a systematic withdrawal plan in the Money Fund, call Shareholder Services.

You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements, money fund checks, and deposit slips for Franklin Templeton accounts.

You will need a fund's code number to use TeleFACTS(R). The code numbers are as follows:

                                             CODE
                                            NUMBER
-------------------------------------------------------------------------------

Insured Fund - Class A .............         124
Insured Fund - Class C .............         224
Intermediate Fund ..................         152
Money Fund .........................         125

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the Money Fund. Please see the SAI for more information.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at P.O. Box 997151, Sacramento, California 95899-9983. The funds, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION
                                            (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.    (MONDAY THROUGH FRIDAY)

Shareholder Services       1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236) 6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020   5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563   6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637   5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A, CLASS B AND CLASS C - The Insured Fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money funds are considered Class A shares for redemption, exchange and other purposes. Certain funds in the Franklin Templeton Funds also offer a class of shares designated "Class B."

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class C shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 2.25% for the Intermediate Fund, 4.25% for the Insured Fund - Class A and 1% for the Insured Fund - Class C. There is no front-end sales charge for the Money Fund. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.